EXCHANGE AGREEMENT

BY AND AMONG

GOLD STANDARD MINING CORP.

AND

FLUID SOLUTIONS, INC.

AND

CERTAIN STOCKHOLDERS OF GOLD STANDARD MINING CORP.

May 6, 2009

#

TABLE OF CONTENTS

Page

Section 1.1

The Exchange

Section 1.2

Exchange Ratio

ARTICLE II THE CLOSING

Section 2.1

Closing Date

Section 2.2

Transactions at Closing

ARTICLE III REPRESENTATIONS AND WARRANTIES OF GSMC

Section 3.1

Organization and Qualification

Section 3.2

Authorization

Section 3.3

Validity and Effect of Agreement

Section 3.4

No Conflict

Section 3.5

Required Filings and Consents

Section 3.6

Capitalization

Section 3.9

Financial Statements

Section 3.10

No Undisclosed Assets or Liabilities

Section 3.11

No Contract Rights or Commitments

Section 3.12

No Intellectual Property Rights or Infringement

Section 3.13

Litigation

Section 3.14

Taxes

Section 3.15

Registration

Section 3.17

Books and Records

Section 3.18

Insurance

Section 3.19

Compliance

Section 3.20

Absence of Certain Changes

Section 3.24

Tax-Free Exchange

Section 3.26

Disclosure

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF GSMC

Section 4.1

Organization and Qualification

Section 4.2

Authorization; Validity and Effect of Agreement

Section 4.3

No Conflict

Section 4.4

Required Filings and Consents

Section 4.6

Financial Statements

Section 4.7

No Undisclosed Liabilities

Section 4.8

Properties and Assets

Section 4.9

Litigation

Section 4.10

Taxes

Section 4.11

Compliance

Section 4.12

Absence of Certain Changes

Section 4.16

Employees

Section 4.17

Material Contracts

Section 4.19

Tax-Free Exchange

Section 4.20

Disclosure

ARTICLE V REPRESENTATIONS AND WARRANTIES OF EACH SELLER

Section 5.1

Authority and Validity

Section 5.2

Validity

Section 5.3

No Breach or Violation

Section 5.4

Consents and Approvals

Section 5.5

Title

Section 5.6

Investor Status

Section 5.8

Investment Intent

Section 5.9

Restrictions on Transfer

Section 5.10

Informed Investment

Section 5.11

Access to Information

Section 5.12

Reliance on Representations

Section 5.13

No General Solicitation

Section 5.14

Legends

ARTICLE VI CERTAIN COVENANTS

Section 6.2

Access to Information

Section 6.5

Public Announcements

Section 6.6

Notification of Certain Matters

Section 6.7

Financial Statements

ARTICLE VII CONDITIONS TO CONSUMMATION OF THE EXCHANGE

Section 7.1

Conditions to Obligations of GSMC

Section 7.2

Conditions to Obligations of GSMC

ARTICLE IX TERMINATION

Section 9.1

Termination

Section 9.2

Procedure and Effect of Termination

ARTICLE X POST CLOSING COVENANTS…………………………………………………12

Section 10.1  Application to American Stock Exchange………………………………...12

Section 10.2 Public Offerings……………………………………………………………12

ARTICLE XI MISCELLANEOUS

Section 10.1

Entire Agreement

Section 10.2

Amendment and Modifications

Section 10.3

Extensions and Waivers

Section 10.4

Successors and Assigns

Section 10.5

Survival of Representations, Warranties and Covenants

Section 10.6

Headings; Definitions

Section 10.7

Severability

Section 10.8

Specific Performance

Section 10.9

Notices

Section 10.10

Governing Law

Section 10.11

Consent to Jurisdiction

Section 10.12

Counterparts

EXHIBITS AND SCHEDULES

Exhibit A

Investor Questionnaire

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (the "Agreement"), is made and entered into as of May 6, 2009, by and among GOLD STANDARD MINING CORP. a Wyoming corporation ("GSMC"), with a business address of 67500 Russia, Blagoveshensk, street Kantimirova No. 19, and FLUID SOLUTIONS, INC., (“FS”), a Nevada corporation, with a business address of Ampelon 3, Kilkis 61100 Greece, and the stockholders of GSMC set forth on the signature pages to this Agreement (collectively, the "Sellers" ) with respect to the following facts:

RECITALS

A.

Sellers own all of the issued and outstanding shares of common stock, of GSMC (the "GSMC Shares").

B.

FS is a publicly held corporation, with its securities quoted on the over-the-counter bulletin board, administered by NASDAQ.

C.

FS desires to acquire from Sellers, and Sellers desire to sell and transfer to FS, all of the GSMC Shares owned by Sellers on the Closing Date in exchange for 20 million shares of common stock, par value $0.001 per share, of FS ("Common Stock").

D.

FS will effect a 3.3 to 1 forward split of its common share capital, resulting in the 20 million shares being converted to 66 million shares.

NOW, THEREFORE, in consideration of the foregoing premises and representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I
EXCHANGE OF SECURITIES

Section 1.1

The Exchange

.  On the terms and subject to the conditions of this Agreement, on the Closing Date:

(a)

FS shall issue and deliver to each of the Sellers owning GSMC Shares such number of shares of Common Stock as is set forth opposite such Seller's name on Schedule I, subject to adjustment as set forth in , and each such Seller shall sell, transfer and deliver to FS, the number of issued and outstanding GSMC Shares set forth opposite such Seller's name on Schedule I along with a duly executed share assignment endorsed in favor of FS.

Section 1.2

Exchange Ratio

.

(a)

Based on the outstanding capital stock of GSMC and FS as of the date hereof, the former stockholders of GSMC would own an aggregate of 66,000,000 post forward split shares of Common Stock, to be issued per Exhibit I; 49,000,000 to Araik Khachatrian, 15,000,000 to Agata Gotova, and 2,000,000 to Zurab Chavchavadze, and the current stockholders of FS would own an aggregate of 33,287,100 post forward split shares of Common Stock,  immediately after the Closing.

(b)

If between the date of this Agreement and the Closing Date, there shall be any change in the number of shares of outstanding capital stock of either GSMC or FS, the Exchange Ratio shall be adjusted such that immediately following the Closing the aggregate number of shares of Common Stock issued to each represents the percentage ownership set forth above.

ARTICLE II
THE CLOSING

Section 2.1

Closing Date

.  The closing of the Exchange and the other transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Kenneth Eade, 190 N Canon Drive, suite 420, Beverly Hills, California 90210, USA, at 10:00 a.m. on May 9, 2009, or at such other location, date and time as GSMC and FS may agree. The time and date upon which the Closing actually occurs being referred to herein as the "Closing Date").

Section 2.2

Transactions at Closing

.  At the Closing, the following transactions shall take place, which transactions shall be deemed as having taken place simultaneously and no transaction shall be deemed to have been completed or any document delivered until all such transactions have been completed and all required documents delivered:

(a)

FS shall deliver to GSMC, as agent for Sellers, the following documents:

(i)

Validly executed stock certificates corresponding to the FS Common Stock issued in the name of GSMC in the amounts set forth in Schedule I;

(ii)

Instructions directing its transfer agent to register (i) the allotment of the Common Stock to Sellers, in the stockholders ledger of FS;

(iii)

 Certified copy of the Charter of FS, as amended to date, certified by the Secretary of the State of Nevada at or about the Closing Date;

(iv)

True copies of all consents and waivers obtained by FS, in accordance with the provisions of  below;

(b)

Sellers shall deliver or cause to be delivered the following documents and/or shall take the following actions:

(i)

a share certificate in the name of FS representing 100% of the GSMC Shares and shall register all such GSMC Shares in the name of FS in the stockholders register of GSMC;

(ii)

Certified copy of the Charter of GSMC, as amended to date, certified by the government of Russia at or about the Closing Date;

(iii)

Secretary's certificate duly executed by GSMC's secretary attaching and attesting to the accuracy of:  the bylaws of GSMC,  the resolutions of GSMC board of directors, approving the transactions contemplated hereby, including the Exchange, and  an incumbency certificate signed by all of the executive officers of GSMC dated at or about the Closing Date;

(iv)

An officer's certificate duly executed by the chief executive officer of GSMC to the effect that the conditions set forth in  have been satisfied, dated as of the Closing Date; and

(c)

The Sellers shall deliver the following documents:

(i)

to GSMC, duly executed share assignments effecting the immediate and unconditional sale, assignment and irrevocable transfer of GSMC Shares to FS, free and clear of any Liens, or any other third party rights of any kind and nature, whether voluntarily incurred or arising by operation of law; and

(ii)

to FS, share certificates representing 100% of the GSMC Shares

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF GSMC

FS hereby makes the following representations and warranties to GSMC and each Seller:

Section 3.1

Organization and Qualification

.  FS is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with the corporate power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a Material Adverse Effect.  FS is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of their activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not have a Material Adverse Effect. FS has no subsidiaries and is not a participant in any joint venture, partnership, or similar arrangement.

Section 3.2

Authorization

.  FS has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Exchange.

Section 3.3

Validity and Effect of Agreement

.  This Agreement has been duly and validly executed and delivered by FS and, assuming that it has been duly authorized, executed and delivered by the other parties hereto, constitutes a legal, valid and binding obligation of FS, in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally.

Section 3.4

No Conflict

. Neither the execution and delivery of this Agreement by FS nor the performance by FS of its obligations hereunder, nor the consummation of the Exchange, will:  conflict with the certificate of incorporation or bylaws of FS;  violate any statute, law, ordinance, rule or regulation, applicable to FS or any of the properties or assets of FS; or  violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of FS, or result in the creation or imposition of any Lien upon any properties, assets or business of FS under, any Contract or any order, judgment or decree to which FS is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a Material Adverse Effect on its obligation to perform its covenants under this Agreement.

Section 3.5

Required Filings and Consents

. The execution and delivery of this Agreement by FS does not, and the performance of this Agreement by FS will not, require any consent, approval, authorization or permit of, or filing with or notification to, Governmental Authority with respect to FS except:  compliance with applicable requirements of the Securities Act, the Exchange Act and state securities laws ("Blue Sky Laws"); and  where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on FS, or would not prevent or materially delay consummation of the Exchange or otherwise prevent the parties hereto from performing their respective obligations under this Agreement.

Section 3.6

Capitalization

.  The authorized capital stock of GSMC consists of 100,000,000 shares of Common Stock, par value $0.001 per share, of which 30,087,000 shares are issued and outstanding.  Except for the transactions contemplated by this Agreement, there are no other share capital, preemptive rights, convertible securities, outstanding warrants, options or other rights to subscribe for, purchase or acquire from FS any shares of capital stock of FS and there are no contracts or commitments providing for the issuance of, or the granting of rights to acquire, any shares of capital stock of FS or under which FS is, or may become, obligated to issue any of its securities.  All shares of capital stock of FS outstanding as of the date of this Agreement have been duly authorized and validly issued, are fully paid and nonassessable, and are free of preemptive rights.

Section 3.7  Status of Common Stock.  The Common Stock, when issued and allotted at the Closing in Exchange for GSMC Shares, will be duly authorized, validly issued, fully paid, nonassessable, and free of any preemptive rights, will be issued in compliance with all applicable laws concerning the issuance of securities, and will have the rights, preferences, privileges, and restrictions set forth in FS's charter and bylaws, and will be free and clear of any Liens of any kind and duly registered in the name of the Sellers, in FS's stockholders ledger.

Section 3.7

Financial Statements

.  Each of the financial statements (the "FS Financial Statements") included in FS’s financial statements for the year ended December 31, 2008 have been prepared in accordance with U.S. GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial positions and the results of operations and cash flows of FS as of the dates thereof or for the periods presented therein (subject, in the case of unaudited statements, to normal year-end audit adjustments not material in amount).

Section 3.8

No Undisclosed Assets or Liabilities

.  Except as disclosed in the FS Financial Statements, FS does not have any liabilities, indebtedness or obligations, whether known or unknown, absolute, accrued, contingent or otherwise, and whether due or to become due (collectively, "Liabilities"), and, there is no existing condition, situation or set of circumstances that could reasonably be expected to result in such a Liability, including without limitation any liabilities for foreign, federal, state, local or other taxes (including deficiencies, interest and penalties).  As of the Closing Date, FS shall have no properties or assets of any kind, whether real, personal or intangible and whether owned or leased (other than cash, cash equivalents or marketable securities) and no Liabilities.

Section 3.9

No Contract Rights or Commitments

.  On the Closing Date, there will not be any Contract to which FS is a party or by which any of its assets or properties are bound.

Section 3.10

No Intellectual Property Rights or Infringement

.  FS does not own, has not obtained the right to use, and has not violated nor otherwise trespassed upon any patents, trademarks, service marks, trade names, copyrights, and applications, licenses and rights with respect to the foregoing, and/or any trade secrets, including know-how, inventions, designs, processes, works of authorship, computer programs and/or technical data and/or information.

Section 3.11

Litigation

.  There is no Action pending or threatened against FS that, individually or in the aggregate, directly or indirectly, would be reasonably likely to have a Material Adverse Effect, nor is there any outstanding judgment, decree or injunction, in each case against FS, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

Section 3.12

Taxes

.  FS has filed (or has had timely filed on its behalf) with the appropriate tax authorities all tax returns required to be filed by it or on behalf of it, and each such tax return was complete and accurate in all material respects, and FS has timely paid (or has had paid on its behalf) all material Taxes due and owing by it, regardless of whether required to be shown or reported on a tax return, including Taxes required to be withheld by it.  No deficiency for a material Tax has been asserted in writing or otherwise, to FS's Knowledge, against FS or with respect to any of its assets, except for asserted deficiencies that either  have been resolved and paid in full or  are being contested in good faith.  There are no material Liens for Taxes upon FS’s assets.

Section 3.13

Registration

.  FS is a reporting company, and is required to file financial reports with the United States Securities and Exchange Commission (“SEC”).

Section 2.14

Books and Records

. The books and records, financial and others, of GSMC are in all material respects complete and correct and have been maintained in accordance with good business accounting practices.

Section 2.15

Insurance

.  GSMC has no insurable properties and GSMC does not maintain any insurance covering its assets, business, equipment, properties, operations, employees, officers, or directors.  To GSMC's knowledge since GSMC's inception there has not been any damage, destruction or loss, which could have been deemed as an "Insurance Event".

Section 2.16

Compliance

.  GSMC is in compliance with all foreign, federal, state and local laws and regulations of any Governmental Authority, except to the extent that failure to comply would not, individually or in the aggregate, have a Material Adverse Effect.  GSMC has not received any notice asserting a failure, or possible failure, to comply with any such law or regulation, the subject of which notice has not been resolved as required thereby or otherwise to the satisfaction of the party sending the notice, except for such failure as would not, individually or in the aggregate, have a Material Adverse Effect.  GSMC does not, and is not require to, hold any permits, licenses or franchises from Governmental Authorities.

Section 2.17

Absence of Certain Changes

.  Tax-Free Exchange

.  GSMC has not taken any action, nor does GSMC know of any fact, that is reasonably likely to prevent the Exchange from qualifying as a "reorganization" within the meaning of Section 351 or 368 of the Code.

Section  2.18

Disclosure

.  As of the Closing Date, there is no known material fact or information relating to the b..usiness, condition (financial or otherwise), affairs, operations or assets of GSMC and/or its subsidiaries that has not been disclosed in writing to FS and/or Sellers by GSMC.  No representation or warranty of GSMC in this Agreement or any statement or document delivered in connection herewith or therewith, contained or will contain any untrue statement of a material fact or fail to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF GSMC

GSMC hereby makes the following representations and warranties to FS:

Section 4.1

Organization and Qualification

.  GSMC is duly organized and validly existing under the laws of its jurisdiction of organization, with the corporate power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a Material Adverse Effect.  GSMC is duly qualified as a foreign corporation to do business in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except for such failures to be so qualified as would not have a Material Adverse Effect.  GSMC owns 100% of Ros Zoloto.  It has no other subsidiaries.

Section 4.2

Authorization; Validity and Effect of Agreement

.  GSMC has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Exchange.  This Agreement has been duly and validly executed and delivered by GSMC and, assuming that it has been duly authorized, executed and delivered by the other parties hereto, constitutes a legal, valid and binding obligation of GSMC, in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally.

Section 4.3

No Conflict

. Neither the execution and delivery of this Agreement by GSMC nor the performance by GSMC of its obligations hereunder, nor the consummation of the Exchange, will:  conflict with GSMC's Certificate of Incorporation;  violate any statute, law, ordinance, rule or regulation, applicable to GSMC or any of its properties or assets; or  violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of GSMC, or result in the creation or imposition of any Lien upon any properties, assets or business of GSMC under, any Material Contract or any order, judgment or decree to which GSMC is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) or (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a Material Adverse Effect on its obligation to perform its covenants under this Agreement.

Section 4.4

Required Filings and Consents

. The execution and delivery of this Agreement by GSMC do not, and the performance of this Agreement by GSMC will not require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, with respect to GSMC, except:  compliance with applicable requirements of the Securities Act, the Exchange Act, and Blue Sky Laws; and  where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on GSMC, or materially delay consummation of the Exchange or otherwise prevent the parties hereto from performing their obligations under this Agreement.

Section 4.5

Financial Statements

. GSMC has furnished to FS true and complete copies of the unaudited consolidated balance sheet of GSMC for the fiscal years ended 2008 and 2007 and the related statements of operations, stockholders equity and cash flows for the years then ended (all of such financial statements of GSMC collectively, the "GSMC Financial Statements").  The GSMC Financial Statements (including the notes thereto) present fairly in all material respects the financial position and results of operations and cash flows of GSMC at the date or for the period set forth therein, in each case in accordance with GAAP applied on a consistent basis throughout the periods involved (except as otherwise indicated therein).  The GSMC Financial Statements have been prepared from and in accordance with the books and records of GSMC.

Section 4.6

No Undisclosed Liabilities

. Except as disclosed in the GSMC Financial Statements, GSMC has no material liabilities, indebtedness or obligations, except those that have been incurred in the ordinary course of business, whether absolute, accrued, contingent or otherwise, and whether due or to become due, and there is no existing condition, situation or set of circumstances that could reasonably be expected to result in such a liability, indebtedness or obligation.

Section 4.7

Properties and Assets

.  GSMC has good and marketable title to, valid leasehold interests in, or the legal right to use, all of the assets, properties and leasehold interests reflected in the most recent GSMC Financial Statements, except for those sold or otherwise disposed of since the date of such GSMC Financial Statements in the ordinary course of business consistent with past practice.

Section 4.8

Litigation

.  There is no Action pending or threatened against GSMC that, individually or in the aggregate, directly or indirectly, would be reasonably likely to have a Material Adverse Effect, nor is there any outstanding judgment, decree or injunction, in each case against GSMC, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

Section 4.9

Taxes

.  GSMC has timely filed (or has had timely filed on its behalf) with the appropriate tax authorities all tax returns required to be filed by it or on behalf of it, and each such tax return was complete and accurate in all material respects, and GSMC has timely paid (or has had paid on its behalf) all material Taxes due and owing by it, regardless of whether required to be shown or reported on a tax return, including Taxes required to be withheld by it.  No deficiency for a material Tax has been asserted in writing or otherwise, to GSMC's Knowledge, against GSMC or with respect to any of its assets, except for asserted deficiencies that either  have been resolved and paid in full or  are being contested in good faith.  There are no material Liens for Taxes upon GSMC's assets.

Section 4.10

Compliance

.  GSMC is in compliance with all federal, state and local laws and regulations of any Governmental Authority applicable to its operations or with respect to which compliance is a condition of engaging in the business thereof, except to the extent that failure to comply would not, individually or in the aggregate, have a Material Adverse Effect.  GSMC has not received any notice asserting a failure, or possible failure, to comply with any such law or regulation, the subject of which notice has not been resolved as required thereby or otherwise to the satisfaction of the party sending the notice, except for such failure as would not, individually or in the aggregate, have a Material Adverse Effect.  GSMC holds all permits, licenses and franchises from Governmental Authorities required to conduct its business as it is now being conducted, except for such failures to have such permits, licenses and franchises that would not, individually or in the aggregate, have a Material Adverse Effect.

Section 4.11

Absence of Certain Changes

.  Since the date of the most recent GSMC Financial Statements,  there has been no change or development in, or effect on, GSMC that has or could reasonably be expected to have a Material Adverse Effect,  GSMC has not sold, transferred, disposed of, or agreed to sell, transfer or dispose of, any material amount of its assets other than in the ordinary course of business,  GSMC has not paid any dividends or distributed any of its assets to any of its stockholders,  GSMC has not acquired any material amount of assets except in the ordinary course of business, nor acquired or merged with any other business,  GSMC has not waived or amended any of its respective material contractual rights except in the ordinary course of business, and  GSMC has not entered into any agreement to take any action described in clauses (i) through (v) above.

Section 4.12 Employees

.  GSMC is in compliance with all currently applicable laws and regulations respecting terms and conditions of employment, except where any failure to comply would not constitute a Material Adverse Effect. There are no proceedings pending or, to GSMC's knowledge, reasonably expected or threatened, between GSMC, on the one hand, and any or all of its current or former employees, on the other hand. There are no claims pending, or, to GSMC's knowledge, reasonably expected or threatened, against GSMC under any workers' compensation or long term disability plan or policy. GSMC has no unsatisfied obligations that would have a Material Adverse Effect on GSMC to any employees, former employees, or qualified beneficiaries pursuant to any employee benefit plans, or applicable law governing health care coverage extension or continuation.

Section 4.13  Material Contracts

.  Each GSMC Material Contract (i) is legal, valid, binding and enforceable and in full force and effect with respect to GSMC, and to GSMC's knowledge is legal, valid, binding, enforceable and in full force and effect with respect to each other party thereto, in either case subject to the effect of bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and except as the availability of equitable remedies may be limited by general principles of equity; and (ii)  will continue to be legal, valid, binding and enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect prior to the Closing, subject to the effect of bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and except as the availability of equitable remedies may be limited by general principles of equity.  Neither GSMC nor, to GSMC's  knowledge, any other party, is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default by GSMC or, to GSMC's knowledge, by any such other party, or permit termination, modification or acceleration, under any material agreement

Section 4.14  Tax-Free Exchange

.  GSMC has not taken any action, nor does GSMC know of any fact, that is reasonably likely to prevent the Exchange from qualifying as a "reorganization" within the meaning of Section 351 or 368 of the Code.

Section 4.15  Disclosure

Section 4.12

.  As of the Closing Date, there is no known material fact or information relating to the business, condition (financial or otherwise), affairs, operations or assets of GSMC that has not been disclosed in writing to FS by GSMC.  No representation or warranty of GSMC in this Agreement or any statement or document delivered in connection herewith or therewith, contained or will contain any untrue statement of a material fact or fail to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF EACH SELLER

Each Seller, severally and not jointly, hereby make the following representations and warranties to GSMC and FS:

Section 5.1

Authority and Validity

.  Such Seller has all requisite power to execute and deliver, to perform its obligations under, and to consummate the transactions contemplated by, this Agreement.

Section 5.2

Validity

.  Upon the execution and delivery of this Agreement and each other document to which such Seller is a party (assuming due execution and delivery by each other party thereto), each such document will be the legal, valid and binding obligations of such Seller, enforceable against such Seller in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally.

Section 5.3

No Breach or Violation

. The execution, delivery and performance by such Seller of this Agreement and each document to which it is a party, and the consummation of the transactions contemplated hereby and thereby in accordance with the terms and conditions hereof and thereof, do not and will not conflict with  the certificate of incorporation or bylaws of such Seller, if applicable, or  any agreement to which such Seller is a party, or by which such Seller or such Seller's Assets are bound or affected.

Section 5.4

Consents and Approvals

.  No consent, approval, authorization or order of, registration or filing with, or notice to, any Governmental Authority or any other Person is necessary to be obtained, made or given by such Seller in connection with the execution, delivery and performance by such Seller of this Agreement or any other document to which it is a party or for the consummation by such Seller of the transactions contemplated hereby or thereby.

Section 5.5

Title

.  GSMC Shares to be delivered by such Seller in connection with the transactions contemplated herein are, and at the Closing will be owned, of record and beneficially, solely by such Seller, free and clear of any Lien and represent such Seller's entire ownership interest in GSMC.

Section 5.6

Investor Status

.  Each Seller is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act and has properly completed the form attached hereto as Exhibit A.

Section 5.7

Investment Intent

.  The shares of Common Stock are being acquired by Seller for Seller's own account for investment purposes only, not as a nominee or agent and not with a view to the resale or distribution of any part thereof, and Seller has no present intention of selling, granting any participation in or otherwise distributing the same.  Seller further represents that Seller does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participation to such Person or third person with respect to any GSMC Shares.

Section 5.8

Restrictions on Transfer

.  Seller understands that the shares of Common Stock have not been registered under the Securities Act or registered or qualified under any foreign or state securities law, and may not be, directly or indirectly, sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and registration or qualification under applicable state securities laws or the availability of an exemption therefrom. In any case where such an exemption is relied upon by Seller from the registration requirements of the Securities Act and the registration or qualification requirements of such state securities laws, Seller shall furnish GSMC with an opinion of counsel stating that the proposed sale or other disposition of such securities may be effected without registration under the Securities Act and will not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and opinion to be satisfactory to GSMC.  Seller acknowledges that it is able to bear the economic risks of an investment in the Common Stock for an indefinite period of time, and that its overall commitment to investments that are not readily marketable is not disproportionate to its net worth.

Section 5.9

Informed Investment

.  Seller has made such investigations in connection herewith as it deemed necessary or desirable so as to make an informed investment decision without relying upon GSMC for legal or tax advice related to this investment.  In making its decision to acquire the Common Stock, Seller has not relied upon any information other than information contained in this Agreement.

Section 5.10

Access to Information

.  Seller acknowledges that it has had access to and has reviewed all documents and records relating to GSMC, including, but not limited to, the GSMC SEC Documents, that it has deemed necessary in order to make an informed investment decision with respect to an investment in GSMC.

Section 5.11

Reliance on Representations

.  Seller understands that the shares of Common Stock are being offered and sold to it in reliance on specific exemptions from the registration and/or public offering requirements of the U.S. federal and state securities laws and that GSMC and FS is relying in part upon the truth and accuracy of, and such Seller's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Seller set forth herein in order to determine the availability of such exemptions and the eligibility of such Seller to acquire the Common Stock.  Seller represents and warrants to GSMC and FS that any information Seller has heretofore furnished or furnishes herewith to GSMC and FS is complete and accurate, and further represents and warrants that it will notify and supply corrective information to GSMC  and FS immediately upon the occurrence of any change therein occurring prior to GSMC's issuance of the Common Stock.  Within five (5) days after receipt of a request from GSMC, Seller will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and regulations to which GSMC is subject.

Section 5.12

No General Solicitation

Section 5.13

Legends

.  Seller understands that the certificates representing the Common Stock will bear the following legend, and stop transfer instructions reflecting that these restrictions on transfer will be placed with the transfer agent of the Common Stock:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  THEY MAY NOT BE OFFERED OR TRANSFERRED BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE UNLESS (I) A REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933 IS IN EFFECT, (II) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.  HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT OF 1933.”

ARTICLE VI
CERTAIN COVENANTS

Section 6.1

Access to Information

.  At all times prior to the Closing or the earlier termination of this Agreement in accordance with the provisions of Article IX, and in each case subject to Section 6.3, each party hereto shall provide to the other party (and the other party's authorized representatives) reasonable access during normal business hours and upon reasonable prior notice to the premises, properties, books, records, assets, liabilities, operations, contracts, personnel, financial information and other data and information of or relating to such party (including without limitation all written proprietary and trade secret information and documents, and other written information and documents relating to intellectual property rights and matters), and will cooperate with the other party in conducting its due diligence investigation of such party, provided that the party granted such access shall not interfere unreasonably with the operation of the business conducted by the party granting access, and provided that no such access need be granted to privileged information or any agreements or documents subject to confidentiality agreements.

Section 6.2

Public Announcements

.  GSMC, the Sellers and FS shall consult with each other before issuing any press release or otherwise making any public statements with respect to the Exchange or this Agreement, and shall not issue any other press release or make any other public statement without prior consent of the other parties, except as may be required by law or, with respect to GSMC, by obligations pursuant to rule or regulation of the Exchange Act, the Securities Act, any rule or regulation promulgated thereunder or any rule or regulation of the National Association of Securities Dealers.

Section 6.3

Notification of Certain Matters

.  Each party hereto shall promptly notify the other party in writing of any events, facts or occurrences that would result in any breach of any representation or warranty or breach of any covenant by such party contained in this Agreement.

Section 6.4

Financial Statements

.  Prior to the Closing, GSMC shall deliver to FS (i) the GSMC Financial Statements.

ARTICLE VII
CONDITIONS TO CONSUMMATION OF THE EXCHANGE

Section 7.1

Conditions to Obligations of GSMC

.  The obligations of GSMC and Sellers to consummate the Exchange shall be subject to the fulfillment, or written waiver by GSMC, at or prior to the Closing, of each of the following conditions:

(a)

The representations and warranties of GSMC set out in this Agreement shall be true and correct in all material respects at and as of the time of the Closing as though such representations and warranties were made at and as of such time;

(b)

GSMC shall have performed and complied in all material respects with all covenants, conditions, obligations and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date;

(c)

All consents, approvals, permits, authorizations and orders required to be obtained from, and all registrations, filings and notices required to be made with or given to, any Governmental Authority or Person as provided herein shall have been obtained;

(d)

GSMC shall have completed a due diligence review of the business, operations, financial condition and prospects of FS and shall have been satisfied with the results of its due diligence review in its sole and absolute discretion;

(e)

There has been no Material Adverse Effect on the business, condition or prospects of GSMC until the Closing Date;

(f)

GSMC shall have no Assets (other than cash, cash equivalents and marketable securities) or Liabilities.

Section 7.2

Conditions to Obligations of GSMC

. The obligations of GSMC to consummate the Exchange shall be subject to the fulfillment, or written waiver by GSMC, at or prior to the Closing of each of the following conditions:

(a)

The representations and warranties of GSMC and each Seller set out in this Agreement shall be true and correct in all material respects at and as of the time of the Closing as though such representations and warranties were made at and as of such time;

(b)

GSMC and each Seller shall have performed and complied in all material respects with all covenants, conditions, obligations and agreements required by this Agreement to be performed or complied with by GSMC or the Sellers, as applicable, on or prior to the Closing Date;

(c)

All consents, approvals, permits, authorizations and orders required to be obtained from, and all registrations, filings and notices required to be made with or given to, any Governmental Authority or Person as provided herein shall have been obtained;

(d)

GSMC shall have completed a due diligence review of the business, operations, financial condition and prospects of GSMC and shall have been satisfied with the results of its due diligence review in its sole and absolute discretion; and

(e)

There has been no Material Adverse Effect on the business, condition or prospects of GSMC until the Closing Date.

ARTICLE VIII
INDEMNIFICATION

ARTICLE IX

TERMINATION

Section 9.1

Termination

. This Agreement may be terminated at any time prior to the Closing:

(a)

by mutual consent of GSMC and FS;

(b)

by GSMC or FS if any Governmental Authority shall have issued an injunction, order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting any material portion of the Exchange and such injunction, order, decree, ruling or other action shall have become final and nonappealable;

Section 9.2

Procedure and Effect of Termination

. In the event of termination of this Agreement pursuant to Section 9.1, written notice thereof shall forthwith be given by the terminating party to the other party, and, except as set forth below, this Agreement shall terminate and be void and have no effect and the Exchange shall be automatically abandoned without any further action by the parties hereto.  If this Agreement is terminated as provided herein:

(a)

each party hereto shall redeliver, and shall cause its agents (including, without limitation, attorneys and accountants) to redeliver, all documents, work papers and other material of each party hereto relating to the Exchange, whether obtained before or after the execution hereof; and

(b)

each party agrees that all Confidential Information received by GSMC or FS with respect to the other party, this Agreement or the Exchange shall be kept confidential notwithstanding the termination of this Agreement.

ARTICLE X

                               POST CLOSING COVENANTS

Section 10.1

Application to American Stock Exchange.  Within 90 days after presentation of audited financial statements of GSMC, consistent with U.S. GAAP, GSMC will apply for a listing on the American Stock Exchange.

Section 10.2

Public Offerings.  Within 90 days after presentation of audited financial statements of GSMC, consistent with US GAAP, GSMC will undertake a public offering to raise a minimum of $10,000,000 to a maximum of $40,000,000.

Section 10.3

Forward Split.  Upon execution of this Agreement, FS shall undertake a 3.3 to one forward split of its common share capital, resulting in the increase in FS’s outstanding common shares to

ARTICLE XI

                                        MISCELLANEOUS

Section 10.3

Entire Agreement

.  This Agreement and the Schedules and Exhibits hereto contain the entire agreement between the parties and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

Section 10.4

Amendment and Modifications

. This Agreement may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the party against whom enforcement of any such amendment, modification or supplement is sought.

Section 10.5

Extensions and Waivers

. At any time prior to the Closing, the parties hereto entitled to the benefits of a term or provision may (a) extend the time for the performance of any of the obligations or other acts of the parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto, or (c) waive compliance with any obligation, covenant, agreement or condition contained herein.  Any agreement on the part of a party to any such extension or waiver is valid only if set forth in an instrument or instruments in writing signed by the party against whom enforcement of any such extension or waiver is sought.  No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement.

Section 10.6

Successors and Assigns

. This Agreement is  binding upon and inures to the benefit of the parties hereto and their respective successors and assigns, provided, however, that no party hereto may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other party hereto.  Except as provided in Article VIII, nothing in this Agreement is intended to confer upon any person not a party hereto (and their successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 10.7

Survival of Representations, Warranties and Covenants

. The representations and warranties contained herein shall survive the Closing and shall thereupon terminate two (2) years from the Closing.  Any claim for indemnification for breach of representation or warranty must be brought within two years from the Closing.  All covenants and agreements contained herein which by their terms contemplate actions following the Closing shall survive the Closing and remain in full force and effect in accordance with their terms.

Section 10.8

Headings; Definitions

.  The Section and Article headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement.  All references to Sections, Schedules or Articles contained herein mean Sections, Schedules or Articles of this Agreement unless otherwise stated.  All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.

Section 10.9

Severability

.  If any provision of this Agreement or the application thereof to any Person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall remain in full force and effect and shall be reformed to render the Agreement valid and enforceable while reflecting to the greatest extent permissible the intent of the parties.

Section 10.10

Specific Performance

. The parties hereto agree that in the event that any party fails to consummate the Exchange in accordance with the terms of this Agreement, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine.  It is accordingly agreed that the parties shall be entitled to specific performance in such event, without the necessity of proving the inadequacy of money damages as a remedy, in addition to any other remedy at law or in equity.

Section 10.11

Notices

. All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, facsimile, email or other electronic transmission service to the appropriate address or number as duly notified by a party hereto pursuant to the provisions of this

Section 10.12

Governing Law

. This Agreement shall be governed by and construed in accordance with the laws of the State of California, United States of America, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

Section 10.13

Consent to Jurisdiction

. Any action, suit or other legal proceeding which is commenced to resolve any matter arising under or relating to any provision of this Agreement shall be commenced only in a state or federal court of competent jurisdiction the State of California, County of Los Angeles, and the parties hereto each consents to the jurisdiction of such a court.

Section 10.14

Counterparts

. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed by their respective officers hereunto duly authorized, all as of the date first written above.

GSMC HOLDING CO., INC.	FLUID SOLUTIONS, INC.

By: _____________________________	By: _____________________________
Agata Gotova, Chief Executive Officer	Pantelis Zachos, Chief Executive Officer

#

SELLERS COUNTERPART SIGNATURE PAGE

(Each Seller must also complete Exhibit C)

By:___________________________

   Araik Khachatrian

By: ______________________________

   Zurab Chavchavadze

By: ______________________________

   Agata Gotova

Schedule of stock issuances:

49,000,000 post split shares to Araik Khachatrian

15,000,000 post split shares to Agata Gotova

2,000,000 post split shares to Zurab Chavchavadze

Schedule I-#

EXHIBIT A

Investor Questionnaire

Please check the applicable box –

The undersigned is an accredited investor by reason of coming within one of the following categories:

___     1.

A natural person whose net worth, either individually or jointly with such person's spouse, at the time of the undersigned's receipt the shares exceeds $1,000,000;

___     2.

A  natural person who had an individual income in excess of $200,000, or joint income with that person's spouse in excess of $300,000, in the two most recent years and reasonably expects to have individual income reaching the same level in the current year;

___     3.

A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3)(a)(5)(A) of the Securities Act. whether acting in its individual or fiduciary capacity;

___     4.

A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

___     5.

An insurance company as defined in Section 2(13) of the Securities Act:

___     6.

An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

___     7.

A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

___     8.

A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees. if such plan has total assets in excess of $5,000,000;

___     9.

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

___     10.

A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

___     11.

An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the shares, with total assets in excess of $5,000,000;

___     12.

An executive officer or director of GSMC.

___     13.

A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the shares, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in GSMC; or

___     14.

An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this category only, a list of the equity owners of the undersigned, and each such equity owner should complete a copy of this questionnaire.

The undersigned has executed this Investor Questionnaire  this ____ day of ______, 2009.

_____________________________

(Print Name of Investor)

By:___________________________

Name:

Title:

______________________________

Address

______________________________

(City, State and Zip Code/Postal Code)

Country

______________________________

For US Persons: taxpayer identification

number

Exhibit C